NEWS FROM:		Exhibit 99.1

GRIFFIN INDUSTRIAL REALTY, INC.	CONTACT:
Anthony Galici
Chief Financial Officer
(860) 286-1307

GRIFFIN ANNOUNCES THE FILING OF A UNIVERSAL SHELF REGISTRATION STATEMENT

NEW YORK, NEW YORK (April 11, 2018) Griffin Industrial Realty, Inc. (Nasdaq: GRIF) (“Griffin”) announced today that it has filed a universal shelf registration statement on Form S-3 (the “Universal Shelf”) with the Securities and Exchange Commission (the “SEC”).  Under the Universal Shelf, once it is declared effective by the SEC, Griffin may offer and sell up to $50 million of a variety of securities including common stock, preferred stock, warrants, depositary shares, debt securities, units or any combination of such securities over the next three years.

Under the Universal Shelf, Griffin may periodically offer one or more types of securities in amounts, at prices and on terms announced, if and when the securities are ever offered. The specific terms of any potential future offerings, along with the intended use of proceeds of any such securities offered by Griffin, will be described in detail in a prospectus supplement at the time of any such offering.  Upon the Universal Shelf becoming effective, Griffin intends to file a prospectus supplement under which it may, from time to time, sell shares of its common stock up to an aggregate of $30 million in gross proceeds through an “at the market” offering program (the “ATM Program”). Griffin expects to use any net proceeds from the prospective ATM Program for real estate acquisitions and investments consistent with Griffin’s strategies, repayment of debt and general corporate purposes.  Griffin currently does not intend to issue securities under the Universal Shelf, or the ATM Program, in the near term.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Any offering of the securities covered by the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering. A copy of the prospectus included in the registration statement may be obtained on the SEC's website at www.sec.gov.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer for sale, or solicitation of an offer to buy, any of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements:

This Press Release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These forward-looking statements include statements about the filing of the Universal Shelf with the Securities and Exchange Commission, offerings to be made pursuant to such Universal Shelf, including a potential ATM Program, and the potential use of proceeds from the issuance of securities under such Universal Shelf, or ATM Program. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of events set forth in these statements include the risk that Griffin could not complete offerings under the Universal Shelf, including the ATM Program, on favorable terms, or at all, and the important factors described in Griffin’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by law.